ETF Opportunities Trust

T-REX 2X Long EOSE Daily Target ETF (EOSU)
(the “Fund”)
Supplement dated March 31, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated January 13, 2026
(as previously supplemented)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Long EOSE Daily Target ETF at a proposed split ratio of 1:25. Shareholders will receive 1 share for every 25 shares held. The Creation Unit size for the Fund will remain at 10,000 shares per unit.

The reverse stock split will be effectuated after the close of trading on April 14, 2026. Shares of the Fund will begin trading on a split-adjusted basis on April 15, 2026.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE